EXHIBIT 99.1


                           Union Bankshares, Inc.
---------------------------------------------------------------------------
                             September  30, 2002

                            Third Quarter Report

                              [LOGO]  CITIZENS
                                      SAVINGS BANK
                                      AND TRUST COMPANY

                              [LOGO]  UNION BANK

                          Wholly Owned Subsidiaries


                                                           October 17, 2002

Dear Shareholder:

We are pleased to report the results of the third quarter this year over last. Assets increased $18 million, loans $17 million, deposits $14 million and capital reached $38.5 million or 11.1% of assets. Earnings were $1.40 million or $.46 per share compared with $1.22 million or $.40 per share last year.

As the decrease in interest rates leveled off during the past twelve months, our "pricing matchup" of assets and liabilities has stabilized, providing improved net interest income. Year to date we have caught up with last year's income and, barring any unforeseen surprises, the current trend should continue.

The fall is our largest tourist season with preliminary reports quite positive. Although the leaves are two to three weeks late in turning this year and no frost to date, we anticipate the various activities scheduled to be well attended. A strong foliage season carries our travel and tourism sector through the off-season until winter arrives.

Our local economy still appears to be doing quite well even though a softening has been experienced on the national level. The BUILD residential construction loan program is setting records at both Union and Citizens. This, coupled with unprecedented numbers of home mortgage refinances, has kept our residential lenders very busy. Commercial loan demand also remains surprisingly strong.

Consolidation of backroom tasks at both Union and Citizens is almost complete with both banks benefiting. Trust services in Lamoille County are now supported by full-time staff in Morrisville. If you are in need of or would like information about trust services or just want to speak with a trust officer, please give us a call.

Many of you are aware of the major regulatory changes being mandated for companies which are publicly held. In the area of financial reporting in particular, new rules require quarterly results be reported sooner. This, coupled with increased review and certification requirements, will result in the payment of our quarterly dividends about 10 days later than in previous quarters beginning in January 2003.

Enclosed is a dividend check or advice of deposit representing a dividend of $.30 per share to shareholders of record October 14, 2002. This dividend represents an increase of $.02 per share over the prior four dividends.

Sincerely,



W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President & CEO


                           Shareholder Assistance
                                     and
                            Investor Information

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                 Corporate Name:    Union Bankshares, Inc.
                 Transfer Agent:    Union Bank
                                    P.O. Box 667
                                    Morrisville, VT
                                    05661-0667

                          Phone:    802-888-6600
                            Fax:    802-888-4921
                          Email:    ubexec@unionbankvt.com
               Internet Banking:    www.unionbankvt.com
                                    www.csbtc.com
                  American Stock
                 Exchange Ticker
                         Symbol:    UNB


Consolidated Balance Sheets (unaudited)
-------------------------------------------------------------------------------
                                       September 30, 2002    September 30, 2001

ASSETS
Cash and Due from Banks                   $ 15,787,361          $ 12,007,366
Federal Funds Sold                           3,466,502             4,358,146
Interest Bearing Deposits                    6,498,189             6,563,226
U.S. Government Securities                  18,917,445            17,767,472
State and Municipal Securities               6,291,849             5,621,938
Corporate Securities                        24,244,507            30,055,860
Loans, net                                 263,152,383           246,427,892
  Less: Reserve for Loan Losses             (2,936,669)           (2,794,219)
Premises and Equipment, net                  4,729,090             4,026,543
Other Real Estate Owned                      1,080,734                78,000
Other Assets                                 6,865,500             5,788,963
                                          ----------------------------------

      Total Assets                        $348,096,891          $329,901,187
                                          ==================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                           $ 40,614,121          $ 39,313,654
Savings and Time Deposits                  252,860,864           240,007,681
Borrowed Funds                              11,386,927             9,723,716
Other Liabilities                            4,701,534             3,480,116
Common Stock                                 6,536,378             6,535,778
Paid in Capital                                277,254               272,454
Retained Earnings                           32,733,573            31,281,169
Accumulated Other Comprehensive Income         708,171               879,070
Treasury Stock at Cost                      (1,721,931)           (1,592,451)
                                          ----------------------------------

      Total Liabilities and
       Shareholders' Equity               $348,096,891          $329,901,187
                                          ==================================

Standby Letters of Credit were $1,215,000 and $489,000 at September 30, 2002 and 2001 respectively.



Consolidated Statements of Income (unaudited)
---------------------------------------------------------------------------------------
                                     9/30/02       9/30/01       9/30/02        9/30/01
                                        (3 months ended)             (9 months ended)

Interest Income                     $5,582,028    $6,085,109    $16,648,024    $18,206,322
Interest Expense                     1,545,081     2,330,915      4,893,642      7,319,351
                                    ------------------------------------------------------

      Net Interest Income            4,036,947     3,754,194     11,754,382     10,886,971
Less:  Provision for Loan Losses        95,000        86,250        290,000        198,750
                                    ------------------------------------------------------

      Net Interest Income after
       Loan Loss Provision           3,941,947     3,667,944     11,464,382     10,688,221

Trust Income                             7,602        54,328        123,180        204,347
Other Income                           946,711       596,464      2,239,535      1,951,193
Other Operating Expenses:
  Salaries                           1,298,939     1,209,786      3,834,889      3,509,999
  Employee Benefits                    371,416       331,789      1,152,416      1,006,974
  Occupancy                            165,010       149,443        492,325        486,697
  Equipment                            231,853       212,169        648,230        631,202
  Other                                868,034       674,295      2,631,218      2,086,731
                                    ------------------------------------------------------
      Total                          2,935,252     2,577,482      8,759,078      7,721,603

Net Income before Tax                1,961,008     1,741,254      5,068,019      5,122,158
Income Tax Expense                     565,706       519,345      1,420,219      1,487,396
                                    ------------------------------------------------------
      Net Income                    $1,395,302    $1,221,909    $ 3,647,800    $ 3,634,762
                                    ======================================================

Earnings per Share                  $     0.46    $     0.40    $      1.20    $      1.20
Book Value Per Share                                            $     12.73    $     12.32


                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                           William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent
                                John H. Steel

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

W. Arlen Smith                                                     Chairman
Cynthia D. Borck                                             Vice-President
Kenneth D. Gibbons                                                President
Marsha A. Mongeon                                  Vice President/Treasurer
Robert P. Rollins                                                 Secretary
Jerry S. Rowe                                                Vice President
JoAnn A. Tallman                                        Assistant Secretary


                     DIRECTORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

Alice H. Claflin                                              Trust Officer
Karen C. Gammell                                        Assistant Treasurer
Tracey D. Holbrook                                           Vice President
Susan O. Laferriere                                          Vice President
Dennis J. Lamothe                           Senior Vice President/Treasurer
Mildred R. Nelson                                  Assistant Vice President
Barbara A. Olden                                   Assistant Vice President
Deborah J. Partlow                                            Trust Officer
Jerry S. Rowe                                                     President
Tracy R. Verge                                          Assistant Treasurer
David A. Weed                                                Vice President


                           DIRECTORS OF UNION BANK

                           W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                             Richard C. Marron
                             Robert P. Rollins
                             Richard C. Sargent
                               John H. Steel

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                   Assistant Vice President
Rhonda L. Bennett                                            Vice President
Cynthia D. Borck                                   Executive Vice President
Shawn M. Davis                                      Commercial Loan Officer
Fern C. Farmer                                     Assistant Vice President
Patsy S. French                                    Assistant Vice President
Kenneth D. Gibbons                                                President
Lorraine M. Gordon                                 Assistant Vice President
Claire A. Hindes                                   Assistant Vice President
Patricia N. Hogan                                            Vice President
Peter R. Jones                                               Vice President
Stephen H. Kendall                                 Assistant Vice President
Margaret S. Lambert                                Assistant Vice President
Susan F. Lassiter                                  Assistant Vice President
Phillip L. Martin                                  Assistant Vice President
Marsha A. Mongeon                           Senior Vice President/Treasurer
Freda T. Moody                                     Assistant Vice President
Richard N. Morrison                                Assistant Vice President
Colleen D. Putvain                                      Assistant Treasurer
Donna M. Russo                                               Vice President
Ruth P. Schwartz                                             Vice President
David S. Silverman                                    Senior Vice President
JoAnn A. Tallman                                        Assistant Secretary
Francis E. Welch                                   Assistant Vice President
Craig S. Wiltshire                                           Vice President


                             UNION BANK OFFICES

      Morrisville                                    Jeffersonville
 20 Lower Main Street*                               80 Main Street*
    (802) 888-6600                                   (802) 644-6600

   Northgate Plaza*                                     Hyde Park
      Route 100                                      250 Main Street
    (802) 888-6860                                   (802) 888-6880

        Stowe                                       Remote ATM's at:
    Stowe Village*                             Smugglers' Notch Resort (2)
 Park and Pond Streets                            Johnson State College
    (802) 253-6600                                   Copley Hospital
                                                  Cold Hollow Cider Mill
       Fairfax                                      Trapp Family Lodge
      Route 104*                                Stowe Mountain Resort (3)
    (802) 849-2600                             Big John's Riverside Store
                                                 Taft Corners, Williston
       Hardwick                                        Ben & Jerry's
  103 VT Route 15*                                 Stowe Mountain Road
    (802) 472-8100
                                                   Express Telebanking
       Johnson                                       (802) 888-6448
198 Lower Main Street*                               (800) 583-2869
    (802) 635-6600

                             www.unionbankvt.com

*     ATM's at these branches


                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

     St. Johnsbury                                   Remote ATM's at:
  364 Railroad Street*                            East Burke, Route 114
    (802) 748-3131                                  Danville, Route 2
                                                 Burke Mountain Ski Area
  325 Portland Street
    (802) 748-3121                                Littleton Loan Center
                                                     241 Main Street
     Lyndonville                                      Littleton, NH
   183 Depot Street*                                 (603) 444-7136
    (802) 626-3100
                                                  Express Phone Banking
 St. Johnsbury Center                                (802) 748-0815
 Green Mountain Mall*                                (800) 748-1018
 1998 Memorial Drive
    (802) 748-2454

                                www.csbtc.com

*     ATM's at these branches